FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT SERIES,
                    A Series of First Investors Series Fund

              FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
               FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND
      Connecticut, Florida, Georgia, Maryland, Massachusetts, New Jersey,
                North Carolina, Pennsylvania and Virginia Series

               FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND
              Arizona, California, Colorado, Michigan, Minnesota,
                        Missouri, Ohio and Oregon Series

                  Supplement to Prospectuses dated May 1, 1995

                This supplement supersedes all prior supplements


     1. The following language should be inserted at the end of the section entitled "How To Buy Shares - Waivers of Class A Sales Charges:"

          Sales charges also will be waived for: (1) any reinvestment of the loan repayments by a participant in the First Investors 403(b) Loan Program; and (2) any reinvestment of the proceeds of the settlement distribution described in the section entitled "Management-Regulatory Matters" by a recipient of such proceeds. In addition, sales charges on Class A shares do not apply to the purchase of shares with proceeds from the liquidation of a First Investors Life Variable Annuity Fund A contract or a First Investors Life Variable Annuity Fund C contract during the one-year period preceding the maturity date of the contract.

     2. The address of the Transfer Agent as well as the New Jersey address of FIC is 581 Main Street, Woodbridge, NJ 07095-1198.

                                        December 13, 1995

FITS100